                                                                EXHIBIT 10.5

                                                                EXECUTION COPY


                              SECURITY AGREEMENT

                        Dated as of September 30, 1999

                                     From

                     BETTER MINERALS & AGGREGATES COMPANY,

                                      and

                    THE OTHER GRANTORS REFERRED TO HEREIN,

                                 as Grantors,
                                 -----------

                                      to

                          BANQUE NATIONALE DE PARIS,

                                   as Agent
                                   --------

                               TABLE OF CONTENTS
                               -----------------

                                                                                    Page
SECTION 1.  Grant of Security......................................................    1

SECTION 2.  Security for Obligations...............................................    5

SECTION 3.  Grantors Remain Liable.................................................    6

SECTION 4.  Delivery and Control of Security Collateral and Account Collateral.....    6

SECTION 5.  Maintaining the L/C Cash Collateral Account............................    7

SECTION 6.  Maintaining the Blocked Accounts.......................................    7

SECTION 7.  Investing of Amounts in the L/C Cash Collateral Account................    8

SECTION 8.  Representations and Warranties.........................................    8

SECTION 9.  Further Assurances.....................................................    9

SECTION 10. As to Equipment and Inventory..........................................   10

SECTION 11. Insurance..............................................................   11

SECTION 12. Place of Perfection; Records; Collection of Receivables................   11

SECTION 13. Voting Rights; Dividends; Etc..........................................   12

SECTION 14. As to the Assigned Agreements..........................................   13

SECTION 15. Transfers and Other Liens; Additional Shares...........................   13

SECTION 16. Agent Appointed Attorney-in-Fact.......................................   14

SECTION 17. Agent May Perform......................................................   14

SECTION 18. The Agent's Duties.....................................................   14

SECTION 19. Remedies...............................................................   15

SECTION 20. Registration Rights....................................................   16

SECTION 21. Indemnity and Expenses......................................................   17

SECTION 22. Security Interest Absolute..................................................   17

SECTION 23. Amendments; Waivers; Etc....................................................   17

SECTION 24. Addresses for Notices.......................................................   18

SECTION 25. Continuing Security Interest; Assignments Under the Credit Agreement........   18

SECTION 26. Release and Termination.....................................................   18

SECTION 27. Mortgages...................................................................   19

SECTION 28. Execution in Counterparts...................................................   19

SECTION 29. Governing Law...............................................................   19

                                   SCHEDULES

Schedule I    -  ......................................          Pledged Shares, Pledged Debt
Schedule II   -  ......................................                   Assigned Agreements
Schedule III  -  ......................................  Locations of Equipment and Inventory
Schedule IV   -  ......................................                      Blocked Accounts
Schedule V    -  ......................................                           Trade Names

                                   EXHIBITS

Exhibit A     -  Form of Blocked Account Letter
Exhibit B     -  Security Agreement Supplement

                              SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of September 30, 1999, made by Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), and each other grantor listed on the signature pages hereof (together with the Borrower, the "Grantors" and,
                                                             --------
individually, a "Grantor"), to Banque Nationale de Paris ("BNP"), as agent
                 -------                                   ---
(together with any successor agent appointed pursuant to Article VII of the Credit Agreement (as defined below), the "Agent") for the Secured Parties (as
                                          -----
defined in the Credit Agreement).

          PRELIMINARY STATEMENTS:

          (1) The Borrower, BMAC Holdings, Inc., a Delaware corporation, and George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower"), have entered into a
                                  -----------------
Credit Agreement dated as of September 30, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise
           ----------------
defined herein being used herein as therein defined) with certain Lender Parties party thereto and Banque Nationale de Paris, as agent for such Lender Parties.

          (2) Each Grantor is the owner of the shares of stock or other ownership interests set forth opposite such Grantor's name and as otherwise described in Part A of Schedule I hereto and issued by the corporations or other entities indicated therein (collectively, the "Existing Pledged Shares"), the
                                               -----------------------
indebtedness (whether or not evidenced by instruments) set forth opposite such Grantor's name and as otherwise described in Part B of Schedule I hereto and issued by the obligors indicated therein (collectively, the "Existing Pledged
                                                             ----------------
Debt").
----

          (3) The Borrower has opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with BNP at its offices at 499 Park
              ---------------------------
Avenue, New York, New York 10022, Account No. 200875-001-77, in the name of the Borrower but under the sole control and dominion of the Agent and subject to the terms of this Agreement.

          (4) It is a condition precedent to the making of Advances and Drawings and the issuance of Letters of Credit by the Lender Parties and the entry by the Hedge Banks into the Bank Hedge Agreements with the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement.

          (5) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in
                                  ----------------------------
this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Drawings and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements with the Borrower from time to time, the Grantors hereby agree with the Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1.  Grant of Security.  Each of the Grantors hereby assigns
                      -----------------
and pledges to the Agent for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the other Secured Parties, a lien on and security interest in the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located and whether now or hereafter existing (collectively, the "Collateral"; provided, however,
                                              ----------   --------  -------
there shall be excluded from Collateral, any Margin Stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) held by any Grantor):

          (a) all of such Grantor's right, title and interest in and to all equipment in all of its forms (including, without limitation, dredges, dozers, loaders, forklift trucks, crushing equipment, rod mills, grinding mills, hydrosizers, air sizers, dust collectors, automated packaging equipment and bulk storage silos, but excluding any motor vehicle covered by a certificate of title and a 1979 Beechcraft King Air C90), all fixtures and all parts thereof and all accessions and additions thereto, parts and appurtenances thereof, substitutions therefor and replacements thereof (any and all such equipment, fixtures, parts, accessions, additions, appurtenances, substitutions and replacements being the "Equipment");
                                                              ---------

          (b) all of such Grantor's right, title and interest in and to all inventory (including, without limitation, silica sand, kaolin and aplite) in all of its forms (including, without limitation, (i) all raw materials, work in process therefor, parts, components, assemblies, supplies, materials, finished products and other goods and materials used or consumed in the manufacture or production thereof (including, without limitation, all wrapping, packaging, advertising, shipping materials, labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof owned, consumed, used or held for use or sale, directly or indirectly, by, or on behalf of, or for the account of, such Grantor), (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor) and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");
                                                              ---------

          (c) all of such Grantor's right, title and interest in and to all accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles and all other rights and obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles, rights or obligations; provided, however, that in connection with any operating
                     --------  -------
     leases or other commercial agreements entered into in the ordinary course of business of such Grantor on a basis consistent with past practice, such grant shall only be effective to the extent the grant by such Grantor of a security interest in any such operating lease or other commercial agreement is not prohibited by such operating lease or other commercial agreement without the consent of any other party thereto or would not give any other party to such operating lease or other commercial agreement the right to terminate its obligations thereunder (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles, rights and obligations, to the extent not referred to in clause (d), (e),
     (f) or (g) of this Section 1, being the "Receivables", and any and all such
                                              -----------
     leases, security agreements and other contracts to the extent not referred to in clause (e) of this Section 1, being the "Related Contracts");
                                                    -----------------

          (d) all of such Grantor's right, title and interest in and to all of the following (collectively, the "Security Collateral"):
                                       -------------------

               (i) the Existing Pledged Shares, together with the certificates representing such Existing Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Existing Pledged Shares;

               (ii) the Existing Pledged Debt, together with the instruments evidencing such Existing Pledged Debt, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Existing Pledged Debt;

               (iii) all security entitlements from time to time carried in any securities account, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements;

                (iv) all securities accounts, all security entitlements from time to time carried in the securities accounts, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements;

                (v) all commodity contracts from time to time carried in any commodities account and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts;

               (vi) all commodities accounts, all commodity contracts from time to time carried in the commodities accounts and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts;

               (vii) all additional shares of stock of any issuer of any Existing Pledged Shares or of any other Person and all membership interests or other equity interests in any Person, from time to time acquired by the Grantors in any manner (with the exception of (i) partnership interests described in Section 5.02(f)(x) of the Credit Agreement, (ii) membership interests or other equity interests to the extent the underlying partnership or other agreement prohibits assignment and (iii) the shares of stock issued by any direct, non-Domestic Subsidiary of any Grantor to the extent the amount of such shares of stock exceeds 65% of the issued and outstanding shares of such non-Domestic Subsidiary), together with the certificates representing such additional shares, membership interests or other equity interests and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, membership interests and other equity interests (together with the Existing Pledged Shares, the "Pledged Shares");
                                            --------------

               (viii) all additional indebtedness from time to time owed to the Grantors (other than loans and advances to employees permitted in the Loan Documents) by any obligor of the Existing Pledged Debt or any other Person (whether or not evidenced by instruments) and the instruments, if any, evidencing such indebtedness, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such indebtedness (together with the Existing Pledged Debt, the "Pledged Debt"); and
                                      ------------

               (ix) all additional investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, as defined in Section 8-102(a)(17) of the N.Y. Uniform Commercial Code or, in the case of any U.S. Treasury book-entry securities, as defined in 31 C.F.R. Section 357.2, or, in the case of any U.S. federal agency book-entry securities, as defined in the corresponding U.S. federal regulations governing such book-entry securities, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has or acquires from time to time any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

          (e) all of such Grantor's right, title and interest in and to each Hedge Agreement to which such Grantor is now or may hereafter become a party and each other agreement listed on Schedule II hereto, in each case as such Hedge Agreement or other agreement may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned
                                                              --------
     Agreements"), including, without limitation, (i) all rights of such Grantor
     ----------
     to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds with respect to the Assigned Agreements or any instruments, opinions or documents delivered pursuant thereto, (iii) all rights of such Grantor in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to the Assigned Agreements, (iv) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (v) all rights of such Grantor to terminate any Assigned Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder; provided,
                                                                 --------
     however, that in connection with any Assigned Agreement entered into in the
     -------
     ordinary course of business of such Grantor on a basis consistent with past practice, such grant shall only be effective to the extent (i) the grant by such Grantor of a security interest in any such Assigned Agreement is not prohibited by such Assigned Agreement without the consent of any other party thereto or would not give any other party to such Assigned Agreement the right to terminate its obligations thereunder or (ii) in the event that such grant is prohibited by such Assigned Agreement without the consent of such other party or would give such other party such right to terminate, such Grantor shall have obtained the consent of such other party to such grant, such Grantor hereby agreeing to use commercially reasonable efforts to obtain such consent (all such Collateral being the "Agreement
                                                            ---------
     Collateral");
     ----------

          (f) all of such Grantor's right, title and interest in and to all of the following (collectively, the "Account Collateral"):
                                       ------------------

               (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

               (ii) all Blocked Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Accounts;

               (iii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (iv) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

               (v) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed or required to be delivered to or otherwise possessed, by the Agent for or on behalf of such Grantor, including, without limitation, those delivered to or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (vi) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

          (g) all of such Grantor's right, title and interest in and to all general intangibles of such Grantor (other than general intangibles for money due or to become due and described in clause (c) of this Section 1) including, without limitation, all trademarks, trade names, trade styles, trade secrets, service marks, logos, copyrights, patents, patent applications and all licenses, license applications, registrations and good will relating to or associated with any of the foregoing; provided,
                                                               --------
     however, that in connection with any operating leases or other commercial
     -------
     agreements entered into in the ordinary course of business of such Grantor on a basis consistent with past practice, such grant shall only be effective to the extent the grant by such Grantor of a security interest in any such operating lease or other commercial agreement is not prohibited by such operating lease or other commercial agreement without the consent of any other party thereto or would not give any other party to such operating lease or other commercial agreement the right to terminate its obligations thereunder; and

          (h) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

provided, however, that any or all of the property described in clauses (a) through (h) located in the State of Alabama shall not constitute Collateral unless so requested by the Agent under Section 5.01 of the Credit Agreement, provided that such exclusion shall not be deemed to limit any of the Agent's or the other Secured Parties' rights or interests in any such property arising under any mortgage executed by any of the Grantors in favor of the Agent and/or the Secured Parties and filed for record in Alabama.

          SECTION 2.  Security for Obligations.  This Agreement secures the
                      ------------------------
payment of all Obligations of the Grantors now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, including, without limitation, any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations secured hereby being the "Secured Obligations"). Without limiting the generality of the foregoing,
     -------------------
this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by any Grantor to the Agent, or any of the other Secured Parties under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          SECTION 3.  Grantors Remain Liable.  Anything contained herein to the
                      ----------------------
contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral to which it is a party and (c) neither of the Agent nor any of the other Secured Parties shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  Delivery and Control of Security Collateral and Account
                      -------------------------------------------------------
Collateral.  (a)  Subject to Section 9 hereof, all certificates or instruments
----------
representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the Agent shall have the right, at any time in its discretion and without notice to the Grantors, to transfer to or register in the name of the Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 13(a) and shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          (b) With respect to any Security Collateral that constitutes a security and is not represented or evidenced by a certificate or an instrument, the Grantors shall cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in writing with the Grantors and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of the Grantors, such agreement to be in form and substance satisfactory to the Agent.

          (c) With respect to any Security Collateral that constitutes a security entitlement, each of the Grantors shall, within 15 days of the Agent's request therefor, cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Grantors has a security entitlement) originated by the Agent without further consent of the Grantors, such agreement to be in form and substance satisfactory to the Agent.

          (d) With respect to any Security Collateral that constitutes a commodity contract, each Grantor shall, within 15 days of the Agent's request therefor, cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Agent without further consent of the Grantors, such agreement to be in form and substance satisfactory to the Agent.

          (e) With respect to any Security Collateral that constitutes a securities account or a commodity account, each Grantor will, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (d) of this Section 4 with respect to all commodity contracts carried in such commodity account.

          SECTION 5.  Maintaining the L/C Cash Collateral Account.  So long as
                      -------------------------------------------
any Advance shall remain unpaid, any Letter of Credit, Bankers' Acceptance or Bank Hedge Agreement shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

          (a) The Borrower shall maintain the L/C Cash Collateral Account with the Agent.

          (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 21, that no amount (including, without limitation, interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          SECTION 6.  Maintaining the Blocked Accounts.  So long as any Advance
                      --------------------------------
shall remain unpaid or any Letter of Credit, Bankers' Acceptance or Bank Hedge Agreement shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

          (a)  The Borrower shall maintain blocked deposit accounts ("Blocked
                                                                      -------
     Accounts") only with banks ("Blocked Account Banks") that have entered into
     --------                     ---------------------
     letter agreements in substantially the form of Exhibit A (or such other form as the Agent shall agree) with such Grantor and the Agent ("Blocked
                                                                      -------
     Account Letters").  As of the date hereof, the Borrower shall have
     ---------------
     delivered each Blocked Account Letter to the Agent, duly executed by the Borrower, the Agent and the Blocked Account Bank party thereto.

          (b) Each Grantor shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason in respect of Receivables (an "Obligor") to make such payment to a Blocked Account and,
                      -------
     if (i) an Event of Default shall have occurred and be continuing and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section
     6.01 or the making of any demand by the Agent pursuant to Section 6.02 of the Credit Agreement requiring the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances shall have occurred, shall, at the request of the Agent, pay to the Agent for application as provided by the terms of the Credit Agreement, at the end of each Business Day, all proceeds of Collateral. So long as an Event of Default shall not have occurred and be continuing and the Agent shall not have given the notice referred to in the immediately preceding sentence, the Borrower may operate its Blocked Accounts in accordance with its past business practices.

          (c) Upon any termination of any Blocked Account Letter or other agreement with respect to the maintenance of a Blocked Account by the Borrower or any Blocked Account Bank, the applicable Grantor shall immediately notify all Obligors that were making payments to such Blocked Account to make all future payments to another Blocked Account. The Borrowers agrees to terminate any or all Blocked Accounts and Blocked Account Letters upon reasonable request of the Agent.

          SECTION 7.  Investing of Amounts in the L/C Cash Collateral Account.
                      -------------------------------------------------------
If requested by the Borrower, the Agent shall, subject to the provisions of
Section 21, from time to time invest:

          (a) amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not be unreasonably withheld; and

          (b) interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not unreasonably withheld (the Cash Equivalents referred to in clause (a) above and in this clause (b) being, collectively, "Collateral Investments").
                           ----------------------

Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

          SECTION 8.  Representations and Warranties.  The Grantors represent
                      ------------------------------
and warrant as follows:

          (a) On the date hereof all of the Equipment and Inventory is located at the places specified beneath the Grantors' names on Schedule III hereto. The principal places of business and chief executive offices of the Grantors and the offices where the Grantors keep their records concerning the Receivables and all originals of all chattel paper that evidence Receivables, are, as of the date hereof, located at the addresses listed on Schedule V hereto. A complete copy of each Assigned Agreement has been delivered to the Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument other than those which have been delivered to the Agent and others held by the Grantors pursuant to Section 9 hereof.

          (b) Each Grantor is the legal and beneficial owner of its Collateral free and clear of any Lien, except for the Liens permitted in the Loan Documents. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement, or as permitted in the Loan Documents.

          (c) Set forth on Schedule V hereto is a complete and accurate list as of the date hereof of all names under which the Grantors are doing business, including, without limitation, trade names, division names and fictitious names.

          (d) Except to the extent located on or in leased property or subject to operating leases, the Grantors have exclusive possession and control of the Equipment and Inventory other than Equipment and Inventory which in the ordinary course of business is not in the possession and control of the Grantors, the aggregate amount of which does not exceed $1,000,000.

          (e) All of the shares of stock that constitute Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt held by the Grantors has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (f) As of the date hereof the Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Part A of Schedule I hereto. The Pledged Debt constitutes all of the outstanding indebtedness owed to the Grantors by the issuers thereof.

          (g) The Grantors have no Blocked Accounts or other deposit accounts other than the Blocked Accounts listed on Schedule IV hereto.

          (h) Except to the extent set forth on Schedule 4.01(d) to the Credit Agreement, all filings and other actions necessary or desirable to perfect and preserve the security interest in all material respects in the Collateral taken as a whole created under this Agreement have been duly made or taken, and this Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto, together with such filings and other actions, create a valid and perfected security interest in all material respects in the Collateral taken as a whole, securing the payment of the Secured Obligations subject in priority only to the liens and security interests permitted in the Loan Documents.

          (i) Except to the extent set forth on Schedule 4.01(d) to the Credit Agreement, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by the Grantors of the assignment and security interest granted hereunder, for the pledge by the Grantors of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Grantors, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment or security interest subject only to the liens and security interests permitted in the Loan Documents) in all material respects, except for the filing of financing and continuation statements under the Uniform Commercial Code, or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (j) All of the investment property owned by the Grantors on the date hereof is listed on Schedule I hereto.

          (k) Each of the Assigned Agreements listed on Schedule II hereto to which any Grantor is a party and each other Bank Hedge Agreement, if any, to which such Grantor is a party, true and complete copies of each of which have been furnished the Agent, (i) has been duly authorized, executed and delivered by each of the Grantors party thereto, (ii) has not been amended or otherwise modified and is in full force, and effect, and (iii) is binding upon and enforceable against each of the Grantors party thereto and each other Person party thereto in accordance with its terms. There exists no violation or default under any Assigned Agreement by any Grantor or, to the best of such Grantor's knowledge, any other Person party thereto.

          SECTION 9.  Further Assurances.  (a)  Each Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, customary or that the Agent may reasonably request, in order to perfect and preserve any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) at the request of the Agent, mark conspicuously each chattel paper included in the Receivables in an individual amount in excess of $75,000 and each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such chattel paper or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, and such notes or instruments shall have an aggregate principal amount in excess of $75,000 individually, or $500,000 in the aggregate, each Grantor shall deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; provided, that so long as (A) no Event of Default
                           --------
shall have occurred and be continuing and (B) the Required Lenders shall not have made the request or granted the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 and the Agent shall not have made the demand specified in Section 6.02 of the Credit Agreement requiring the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, each Grantor may retain for collection in the ordinary course any instruments received by it in the ordinary course of business and the Agent shall, promptly upon reasonable request of the applicable Grantor, make appropriate arrangements for making any instrument pledged by such Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document); (iii) deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and evidence that all other action that the Agent may deem reasonably necessary or customary in order to perfect and protect the liens and security interests created under this Agreement has been taken; (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or customary as the Agent may request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder; and (v) promptly notify the Agent in writing of any change in the information set forth on Schedule V hereto.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law, upon which evidence of such filing shall be sent promptly to such Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          SECTION 10.  As to Equipment and Inventory.  (a)  Each Grantor shall
                       -----------------------------
keep its Equipment and Inventory (other than assets sold or otherwise disposed of as permitted by the Loan Documents) at the places therefore specified in
Section 8(a) or, upon 30 days' prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 9 shall have been taken with respect to the Equipment and Inventory.

          (b) No Grantor shall keep in any warehouse Inventory of value of which exceeds $500,000 at any given time (other than any such warehouses with respect to which the Grantors have obtained landlord consents in form and substance reasonably satisfactory to the Agent).

          SECTION 11.  Insurance.  (a)  Each Grantor shall, at its own expense,
                       ---------
maintain insurance in accordance with Section 5.01(d) of the Credit Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the applicable Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Agent, for the ratable benefit of the Secured Parties.
Each such policy shall in addition (i) name the applicable Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder with respect to damage to the Grantor's property in an amount in excess of $500,000 shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor shall, as often as the Agent reasonably requests, deliver to the Agent original or duplicate policies of such insurance. Further, each Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 9 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when Section 11(c) is not applicable, the applicable Grantor shall be permitted to use any proceeds to make or cause to be made the necessary repairs to or replacements or substitutions of or additions to such Equipment, Inventory, fixed assets, real property or improvements relating to property covered by such payments (replacements or substitutions to be of such same type of property), and any proceeds of insurance maintained by such Grantor pursuant to this Section 11 shall be paid and applied pursuant to the terms of the Credit Agreement.

          (c) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) either the making of the request or the granting of the consent specified in Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances dues and payable pursuant to the provisions of such Section
6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b).

          SECTION 12.  Place of Perfection; Records; Collection of Receivables.
                       -------------------------------------------------------
(a) Each Grantor shall keep its chief places of business and chief executive offices and the offices where it keeps its records concerning the Collateral and all originals of all chattel paper that evidence Receivables, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by
Section 9 shall have been taken with respect to the Collateral.

          (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Receivables. In connection with such collections, each Grantor may take and, upon the occurrence and during the continuance of an Event of Default, at the Agent's direction, with the approval of the Required Lenders, shall take such action as the Agent may deem necessary or advisable to enforce collection of the Receivables including, without limitation, (i) extending or renewing the time or times of payment, or settling for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound judgment consistent with prior business practice and (ii) allowing a refund or credit due as a result of returned or damaged merchandise, in each such case in accordance with such Grantor's ordinary course of business consistent with its prior collection practices; provided, however, that the
                                                --------  -------
Agent shall have the right at any time, upon (i) the occurrence of and during the continuance of an Event of Default and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section
6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, upon notice to such Grantor of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Agent referred to in the proviso to the immediately preceding sentence, (i) all amounts and proceeds
    -------
(including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be applied as provided by the terms of the Credit Agreement and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

          SECTION 13.  Voting Rights; Dividends; Etc.  (a)  So long as no Event
                       -----------------------------
of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that no Grantor
                                            --------  -------
     shall exercise or refrain from exercising any such right if such action is reasonably expected to have a Material Adverse Effect.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all
     --------  -------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of such Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment) in each case, except to the extent such distributions are permitted by the terms of the Credit Agreement.

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph
     (ii) above.

          (b)  Upon the occurrence and during the continuance of an Event of
Default:

          (i) All rights of any Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to such Grantor by the Agent, cease and (B) to receive the dividends and interest payments that such Grantor would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

          (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 13(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          SECTION 14.  As to the Assigned Agreements.  (a)  Each Grantor shall,
                       -----------------------------
at its expense, perform and observe all terms and provisions of each Assigned Agreement to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect except to the extent otherwise permitted by the Credit Agreement and enforce each of the Assigned Agreements in accordance with the terms thereof except to the extent the failure so to perform, observe the terms and provisions of, or enforce, any such Assigned Agreement other than the Purchase Agreement could reasonably be expected to have a Material Adverse Effect; and

          (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties of each Assigned Agreement to which such Grantor or such Subsidiary is a party by any other Grantor hereunder.

          SECTION 15.  Transfers and Other Liens; Additional Shares. (a) Each
                       --------------------------------------------
Grantor agrees not (i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor, except sales, assignments and dispositions otherwise permitted under Section 5.02(e) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the pledge, assignment and security interest created under this Agreement and the Liens permitted under Section 5.02(a) of the Credit Agreement.

          (b) Each Grantor shall for the Pledged Shares and all other shares of stock pledged hereunder that are issued by issuers which are controlled by such Grantor, cause each issuer of the Pledged Shares and each issuer of all other shares of stock pledged hereunder not to issue any stock or other securities in addition to or in substitution for the Pledged Shares or such other shares issued by any such issuer, except to such Grantor.

          SECTION 16.  Agent Appointed Attorney-in-Fact.  Each Grantor hereby
                       --------------------------------
irrevocably appoints the Agent as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise upon (i) the occurrence and during the continuance of an Event of Default and
(ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, and upon notice to such Grantor, to take any action and to execute any instrument that the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with Section 16(a) or 16(b) above, and

          (d) to file any claims, to take any action or to institute any proceedings that the Agent may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral; provided, that the Agent shall act with
                                  --------
reasonable care in the exercise of the foregoing; and provided, further, that
                                                      --------  -------
the Agent shall give the Grantors not less than ten Business Days' prior written notice of the time and place of any sale or other intended disposition of the Collateral, except any such Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

          SECTION 17.  Agent May Perform.  Upon and during the continuance of an
                       -----------------
Event of Default, if any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantors under Section 21(b).

          SECTION 18.  The Agent's Duties.  The powers conferred on the Agent
                       ------------------
hereunder are solely to protect its and the other Secured Parties' interest in the Collateral and, beyond the exercise of reasonable care, shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any other Secured

Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral in each case, beyond the exercise of reasonable care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

          Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Agent hereunder with respect to all
                        --------
or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Grantors hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent for the ratable benefit of the Secured Parties, as security for the Secured Obligations of the Grantors, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral and (3) the term "Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be
                       --------  -------
authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

          SECTION 19.  Remedies.  If (i) any Event of Default shall have
                       --------
occurred and be continuing and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section
6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances shall have occurred:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral), and also may (i) require each Grantor to, and such Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent (to the extent permitted by applicable law and without breach of the peace) and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, (iii) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation, and (iv) exercise any and all rights and remedies of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 21) in whole or in part by the Agent for its benefit and the ratable benefit of the other Secured Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct.

          (c) All payments received by the Grantors under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

          (d) The Agent may, without notice to any Grantor, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the L/C Cash Collateral Account against the Secured Obligations or any part thereof.

          (e) To the extent the Collateral is located in the State of Louisiana, upon (i) the occurrence and during the continuance of an Event of Default and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, it shall be lawful for the Agent, and the Agent is hereby authorized by the Grantor without making a demand or putting in default (a putting in default being expressly waived), to cause all and singular the Collateral to be seized and sold by executory of ordinary process, at the Agent's sole option, with or without appraisement (appraisement being expressly waived), either as an entirety or in lots or parcels, all as the Agent may determine, to the highest bidder for cash (or such other terms as the Agent may elect), and otherwise exercise the rights, powers and remedies provided for herein and under applicable law. The Agent is hereby appointed agent and attorney-in-fact for the Grantor and is hereby authorized and empowered to carry out and enforce all incorporeal rights pledged by the Grantor hereunder. This power, being coupled with an interest, is irrevocable so long as any of the Secured Obligations remain outstanding. For purposes of Louisiana executory process, the Grantor acknowledges the liens, security interests and the Secured Obligations and does hereby confess judgment in favor of the Agent for the full amount of the Secured Obligations not paid when due. Any and all declarations of fact made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. Upon (i) the occurrence and during the continuance of an Event of Default and (ii) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of such Section 6.01 or the making of the demand specified in Section 6.02 of the Credit Agreement to require the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay the amounts in respect of Bankers' Acceptances, in addition to all other rights herein conferred on Agent, the Grantor hereby expressly designates the Agent, or any agents, servants, employees or other person named by the Agent at that time, as "Keeper" of each and all the Collateral pending the judicial sale thereof, with all the powers set forth in La. R.S. 9:5131 et seq. (as hereinafter amended). The designation of a Keeper made herein shall not be deemed to require the Agent to provoke the appointment of such a Keeper. The Grantor waives to the fullest extent permitted by law: (a) the benefit of appraisement provided for in Louisiana Code of Civil Procedure articles 2332, 2336, 2723, and 2724, and all other laws conferring the same; (b) the demand and three days' delay provided for in Louisiana Code of Civil Procedure articles 2639 and 2721; (c) the notice of seizure provided for in Louisiana Code of Civil Procedure articles 2293 and 2721; (d) the three days' delay provided for in Louisiana

     Code of Civil Procedure articles 2331 and 2772; and (e) the other benefits provided in Louisiana Code of Civil Procedure articles 2331, 2722 and 2723.

     SECTION 20.  Registration Rights.  If the Agent shall determine to exercise
                  -------------------
its right to sell all or any of the Security Collateral pursuant to Section 19, each Grantor agrees that, upon request of the Agent, such Grantors will, at its own expense:

     (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the opinion of the Agent, customary to register such Security Collateral under the provisions of the Securities Act of 1933, (as amended from time to time, the "Securities
                                                                ----------
Act"), to cause the registration statement relating thereto to become effective
---
and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Agent, are reasonably necessary or customary, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

     (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as reasonably requested by the Agent;

     (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of
Section 11(a) of the Securities Act;

     (d) provide the Agent with such other information (including, without limitation, forward looking information) as may be reasonably necessary or, in the opinion of the Agent, customary to enable the Agent to effect the sale of such Security Collateral; and

     (e) do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Agent is authorized, in connection with any sale of the Collateral pursuant to Section 19, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and
(iii) any other information in its possession relating to the Security Collateral (not subject to a confidentiality).

     SECTION 21.  Indemnity and Expenses.  (a)  Each Grantor agrees jointly and
                  ----------------------
severally to indemnify the Secured Parties in connection with any claims, losses and liabilities resulting from this Agreement to the extent required by, and in accordance with the provisions of, Section 8.04(b) of the Credit Agreement as if such Grantor were a party to the Credit Agreement.

     (b) Each Grantor agrees jointly and severally to pay the Agent such amounts of any fees and expenses incurred by the Agent in connection with the administration of this Agreement as is required by, and in accordance with the provisions of, Sections 8.04(a) and (b) of the Credit Agreement as if such Grantor were a party to the Credit Agreement.

     SECTION 22.  Security Interest Absolute.  The obligations of the Grantors
                  --------------------------
under this Agreement are independent of the Secured Obligations and a separate action or actions may be brought and prosecuted against any Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of the Grantors hereunder, shall be absolute and unconditional, irrespective of:

     (i) any lack of validity or enforceability of any Loan Document, any Bank Hedge Agreement or any other agreement or instrument relating thereto;

     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Bank Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

     (iii) any taking, exchange, release or nonperfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

     (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

     (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

     SECTION 23.  Amendments; Waivers; Etc.  (a)  No amendment or waiver of any
                  ------------------------
provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure on the part of the Agent, any Lender Party or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit B hereto (each a "Security
                                                                  --------
Agreement Supplement"), (i) such Person shall be referred to as an "Additional
--------------------
Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" or "Grantors" shall also mean and be a reference to such Additional Grantor and (ii) the schedules attached to such Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V hereto, and the Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

     (d) Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 24.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be in writing (including telecopier, telegraphic or communication) and mailed, telecopied, telegraphed, cabled or delivered, if to any Grantor, c/o Better Minerals & Aggregates Company, Route 522 North, P.O. Box 187, Berkeley Springs, WV 25411, Attention: Chief Financial Officer, telecopier number (304) 258-3500, and if to the Agent, any Lender Party or any Hedge Bank, addressed to it at its address set forth in Section 8.02 of the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 24. All such notices and other communications shall, when mailed, telecopied or telegraphed, be effective when received by the addressee.

     SECTION 25.  Continuing Security Interest; Assignments Under the Credit
                  ----------------------------------------------------------
Agreement.  This Agreement shall create a continuing security interest in the
---------
Collateral and shall (a) remain in full force and effect until the latest of the payment in full in cash of the Secured Obligations, constituting an Advance or other Secured Obligations then due and payable, the Termination Date and the termination or expiration of all Bank Hedge Agreements or as otherwise permitted under the Loan Documents, (b) be binding upon the Grantors, their successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

     SECTION 26.  Release and Termination.  (a)  Upon any sale, lease, transfer
                  -----------------------
or other disposition of any item of Collateral in accordance with the terms of the Loan Documents, the Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of
                                      --------  -------
such request and such release, no Event of Default shall have occurred and be continuing, (ii) except to the extent such sale, lease or transfer or other disposition is permitted under Section 5.02(e) of the Credit Agreement, such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.07 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent at the closing.

     (b) Upon the latest of the payment in full in cash of the Secured Obligations constituting an Advance or other Secured Obligations then due and payable, the Termination Date and the termination or expiration of all Bank Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and promptly release and return Collateral in its possession.

     SECTION 27.  Mortgages.  In the event that any of the Collateral hereunder
                  ---------
is also subject to a valid and enforceable Lien under the terms of any mortgage and the terms of such mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

     SECTION 28.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 29.  Governing Law.  (a)  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

     (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Bank Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Bank Hedge Agreement to which it is or is to be a party, or otherwise to proceed against any Grantor, in any other jurisdiction.

     (c) Each Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding at the address set forth below its name on the signature page hereof, by any method permitted by law. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (d) To the extent that any Grantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to themselves or their property, such Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Bank Hedge Agreement to which it is or is to be a party.

     (e) Each Grantor irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any other Loan Document or any Bank Hedge Agreement or the actions of the Agent, any Lender Party or any Hedge Bank in the negotiation, administration, performance or enforcement thereof.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        BETTER MINERALS & AGGREGATES COMPANY


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        PENNSYLVANIA GLASS SAND CORPORATION


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        THE FULTON LAND AND TIMBER COMPANY


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        OTTAWA SILICA COMPANY


                                        By: /s/ John A. Ulizio
                                           -------------------------------
                                            Name:
                                            Title:

                                        GEORGE F. PETTINOS, INC.


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        ELLEN JAY, INC.


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        U.S. SILICA COMPANY


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        BETTER MATERIALS CORPORATION


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        BMC TRUCKING, INC.


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President

                                        BUCKS COUNTY CRUSHED STONE COMPANY


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        CHIPPEWA FARMS CORPORATION


                                        By: /s/ Richard Nick
                                           -------------------------------
                                           Name: Richard Nick
                                           Title: Vice President


                                        SHORE STONE COMPANY, INC.


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        COMMERCIAL STONE CO., INC.


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President


                                        STONE MATERIALS COMPANY, LLC

                                        By: Better Minerals & Aggregates
                                             Company, as Manager


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President

                                        COMMERCIAL AGGREGATES TRANSPORTATION
                                        AND SALES, LLC

                                        By: Stone Materials Company, LLC, as
                                              Manager


                                        By: /s/ Richard Nick
                                           -------------------------------
                                            Name: Richard Nick
                                            Title: Vice President

                                        BANQUE NATIONALE DE PARIS,
                                        as Agent


                                        By: /s/ Richard Cushing
                                           -------------------------------
                                           Name: Richard Cushing
                                           Title: Director


                                        By: /s/ Paul Barnes
                                           -------------------------------
                                           Name: Paul Barnes
                                           Title: Assistant Vice President

                                   SCHEDULE I
                                       to
                               Security Agreement


                                     Part A
                                     ------

                                 Pledged Shares



                                                               Percentage of
                                     Stock                     Issued and
                  Class of   Par     Certificate   Number      Outstanding
Grantor  Issuer   Stock      Value   Number        of Shares   Shares of Issuer











                                    Part B
                                    ------

                                 Pledged Debt



                                                           Outstanding
Grantor  Issuer   Description of Debt   Final Maturity     Principal Amount

                                  SCHEDULE II
                                      to
                              Security Agreement

                              Assigned Agreements
                              -------------------

                                 SCHEDULE III
                                      to
                              Security Agreement

                     Locations of Equipment and Inventory
                     ------------------------------------

                                  SCHEDULE IV
                                      to
                              Security Agreement

                               Blocked Accounts
                               ----------------

                                  SCHEDULE V
                                      to
                              Security Agreement

                Principal Places of Business, Trade Names, Etc.
                -----------------------------------------------

                                   EXHIBIT A
                                      to
                              Security Agreement



                            BLOCKED ACCOUNT LETTER


                           ______ __, [199_] [20__]



[Blocked Account Bank Address]

Attn:  [          ]


                      Better Minerals & Aggregates Company

Ladies and Gentlemen:

     Reference is made to the deposit accounts listed on the attached Schedule I into which certain monies, instruments and other properties are deposited from time to time (the "Accounts") maintained with you by [Name of Grantor] (the
                   --------
"Company").  Pursuant to the Security Agreement dated as of  [September 30],
 -------
1999 (the "Security Agreement"), the Company has granted to Banque Nationale de
           ------------------
Paris, as agent (the "Agent") for the Secured Parties referred to in the Credit
                      -----
Agreement dated as of [September 30], 1999 (the "Credit Agreement") with Better
                                                 ----------------
Minerals & Aggregates Company, BMAC Holdings, Inc. and George F. Pettinos (Canada) Limited, a security interest in certain property of the Company, including, among other things, the following (the "Account Collateral"): the
                                                   ------------------
Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Accounts with you that you agree to this letter agreement.

     By signing this letter agreement, you acknowledge notice of the Security Agreement as it pertains to this Blocked Account Letter and confirm to the Agent that you have received no notice of any other pledge or assignment of the Accounts at this time. Further, you hereby agree with the Agent that:

     (a) Notwithstanding anything to the contrary in any other agreement relating to the Accounts, the Accounts are and will be subject to the terms and conditions of the Security Agreement as it pertains to this Blocked Account Letter, will be maintained solely for the benefit of the Agent, will be entitled "[Name of Grantor], Banque Nationale de Paris, as Agent" and will be subject to written instructions only from an officer of the Agent. You are hereby permitted to follow the instructions of the Company until such time as you receive written instructions to the contrary from the Agent.

     (b) Upon the written request of the Agent to you, which request shall specify that an "Event of Default" under the Credit Agreement has occurred and is continuing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error), you shall immediately transfer (at the cost and expense of the Company) subject to your usual deposit terms, all available funds then or thereafter deposited in the Accounts by wire transfer into the Agent's Account at the Federal Reserve Bank of New York, 33 Liberty Street, New York, NY, 10048, [ABA No. 026007689, for further credit to Account No. 750420-701-03].

     (c) From and after the date that the Agent shall have sent to you a written notice (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that an "Event of Default" under the Credit Agreement has occurred and until the date, if any, that the Agent shall have advised you in writing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that no Event of Default is continuing, you shall not honor any withdrawal or transfer from, or any check, draft or other item of payment on, the Accounts, other than any withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent, and, to the extent of available funds in the Accounts, you shall honor each such withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent.

     (d) You will follow your usual operating procedures for the handling of the Accounts, including any remittance received in the Accounts that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

     (e) You shall furnish to the Agent, promptly upon the reasonable written request of the Agent in each instance, all information regarding the Accounts, to the extent the same is provided to the Company, for the period of time specified in such written notice, and the Company hereby authorizes you to furnish same.

     (f) You agree that you will not make, and you hereby waive all of your rights to make, any charge, debit or offset to the Accounts for any reason whatsoever, and waive any and all liens, whether contractual or provided under law, which you may have or hereafter acquire on the Accounts or funds therein, in each case, other than any charge, offset, debit or lien in respect of your customary service charges, such as reversed or returned credits, items not collected or other charges, expenses and commissions incurred by you in providing the service, and returned items relating to the Accounts.

     (g) All service charges and fees with respect to the Accounts shall be payable by the Company.

     (h) After the giving of notice referred to in paragraphs (b) and (c) above, the Agent shall be entitled to exercise any and all rights of the Company in respect of the Accounts, and the undersigned shall comply in all respects with such exercise.

     (i) Notwithstanding any other provision contained herein, unless you are grossly negligent or engage in willful misconduct in performance or non-performance in connection with this letter agreement and the Accounts, the Agent and the Company agree to hold you harmless from any claims, damages, losses or expenses incurred by any party in connection herewith; in the event you breach the standard of care set forth herein, the Company and the Agent expressly agree that your liability shall be limited to damages directly caused by such breach and in no event shall you be liable for any incidental, indirect, punitive or consequential damages or attorneys' fees whatsoever.

     (j) Notwithstanding any other provision of this letter agreement, you shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on the part of the Company or the Agent or any other entity or any other causes that are beyond your reasonable control.

     (k) The Company and the Agent agree that you may debit the Account for any items (including, but not limited to, checks, drafts, Automatic Clearinghouse
(ACH) credits or wire transfers) deposited or credit to the Accounts which may be returned or otherwise not collected and for all charges, fees, commissions and expenses incurred by you in providing services or otherwise in connection herewith; you may charge the Accounts as permitted herein at such times as are in accordance with your customary practices for the chargeback of returned items and expenses. In the event you are unable to obtain sufficient funds from such charges to cover returned items, or reversed or returned credits, or items not collected and any other charges, expenses, or commissions incurred by you in providing the services, the Company and the Agent shall indemnify you for all amounts described above incurred by you.

     (l) This letter agreement may not be modified or terminated by the Company unless the prior written consent of you and the Agent are obtained. This letter agreement may be terminated: (i) immediately for cause or (ii) upon thirty (30) days' prior written notice to the Company or the Agent, as the case may be, without cause. Upon such termination you shall close the Accounts and transfer all funds as they become available in the Accounts to the Agent's

Account specified in paragraph (b) above. Paragraph (k) above shall survive any such termination and closure of the Accounts for fifteen (15) days.

     This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Agent, the Lenders and their successors, transferees and assigns.

     This letter agreement shall become effective immediately upon its execution by all parties hereto. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been duly given if sent by personal delivery, express or first class mail, or facsimile addressed, in the case of notice to you at your address listed on the signature page hereof.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF GRANTOR]
                                   Address:
                                   Attention:
                                   Telecopier Number:


                                   By:________________________________
                                      Name:
                                      Title:


                                   BANQUE NATIONALE DE PARIS,
                                    as Agent
                                   499 Park Avenue
                                   New York, NY 10022
                                   Attention: Mr. Eric Deram
                                   Telecopier Number:
                                   (212) 418-8269


                                   By:________________________________
                                      Name:
                                      Title:


Acknowledged and agreed to as of
the date first above written:

[BLOCKED ACCOUNT BANK NAME]


By:____________________________
   Name:
   Title:

                                  SCHEDULE I
                                      to
                            Blocked Account Letter

Blocked Accounts:
----------------

                                   EXHIBIT B
                                       to
                               Security Agreement


                     FORM OF SECURITY AGREEMENT SUPPLEMENT



                                                       ________________ __, ____


Banque National de Paris, New York Branch,
  as Agent
499 Park Avenue
New York, New York  10022
Attention:


            Security Agreement dated as of September 30, 1999 among
                    Better Minerals & Aggregates Company and additional grantors named therein, as Grantors, and Banque Nationale de Paris, as Agent

Ladies and Gentlemen:

     Reference is made to the above-captioned Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement").
                                                           ------------------
Unless otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined.

     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Grantor" or the "Grantors" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Secured Parties and hereby grants to the Agent for its benefit and the ratable benefit of the Secured Parties as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired.

     The undersigned has attached hereto supplements to Schedules I through V to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

     The undersigned hereby makes each representation and warranty set forth in
Section 8 of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as any other Grantor.

     This letter shall be governed by and construed in accordance with the laws of the State of New York.


                                    Very truly yours,

                                    [NAME OF ADDITIONAL
                                      GRANTOR]


                                   By_________________________________
                                     Name:
                                     Title:
                                     Address: